10.1

                            INDEMNIFICATION AGREEMENT
                            -------------------------

          This Agreement, made and entered into effective as of the ___th day of ______, 2002 ("Agreement"), by and between ParkerVision, Inc., a Florida corporation ("Corporation"), and ________________ ("Indemnitee"):

          WHEREAS, highly competent persons recently have become more reluctant to serve publicly-held corporations as directors, officers, or in other capacities, unless they are provided with better protection from the risk of claims and actions against them arising out of their service to and activities on behalf of such corporation; and

          WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties related to indemnification have increased the difficulty of attracting and retaining such persons; and

          WHEREAS, the Board of Directors of the Corporation ("Board") has determined that the inability to attract and retain such persons is detrimental to the best interests of the Corporation's stockholders and that such persons should be assured that they will have better protection in the future; and

          WHEREAS, it is reasonable, prudent and necessary for the Corporation to obligate itself contractually to indemnify such persons to the fullest extent permitted by applicable law so that such persons will serve or continue to serve the Corporation free from undue concern that they will not be adequately indemnified; and

          WHEREAS,  this  Agreement is a  supplement  to and in  furtherance  of
Article VII of the By-laws of the Corporation, and Section 6.4 of the Articles of Incorporation of the Corporation, as amended, and any resolutions adopted pursuant thereto and shall neither be deemed to be a substitute therefor nor to diminish or abrogate any rights of Indemnitee thereunder; and

          WHEREAS, Indemnitee is willing to serve and to take on additional service for or on behalf of the Corporation on the condition that he or she be indemnified according to the terms of this Agreement;

          NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

1.   Definitions. For purposes of this Agreement:
     -----------

     1.1 "Change in Control" means a change in control of the Corporation occurring after the date hereof of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended ("Act"), whether or not the Corporation is then subject to such reporting requirement provided, however, that, without limitation, such a Change in

Control shall be deemed to have occurred if after the date hereof (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the then outstanding securities of the Corporation without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest; (ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

     1.2 "Corporate Status" means the status of a person who is or was a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

     1.3 "Disinterested Director" means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

     1.4 "Expenses" means all reasonable attorneys' fees, retainers, court costs (including trial and appeals), transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, appealing, preparing to appeal, investigating, or being or preparing to be a witness in a Proceeding.

     1.5 "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Corporation or Indemnitee in any other matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Independent Counsel shall be selected by (a) the Disinterested Directors or (b) a committee of the Board consisting of two or more Disinterested Directors or if (a) and (b) above are not possible, then by a majority of the full Board.

     1.6  "Proceeding" means any action,  suit,  arbitration,  alternate dispute
resolution  mechanism,  investigation,   administrative  hearing  or  any  other
proceeding,

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

whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 11 of this Agreement to enforce his rights under this Agreement.

2.   Services by Indemnitee.
     ----------------------

     Indemnitee agrees to serve as a director of the Corporation. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law).

3.   Indemnification - General.
     -------------------------

     The Corporation shall indemnify, and advance Expenses to, Indemnitee as provided in this Agreement to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

4.   Proceedings Other Than Proceedings by or in the Right of the Corporation.
     ------------------------------------------------------------------------

     Indemnitee shall be entitled to the rights of indemnification provided in this Section if, by reason of his Corporate Status, he or she is, was or is threatened to be made, a party to any threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Corporation. Pursuant to this Section, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any such Proceeding or any claim, issue or matter therein, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   Proceedings by or in the Right of the Corporation.
     -------------------------------------------------

     Indemnitee shall be entitled to the rights of indemnification provided in this Section if, by reason of his Corporate Status, he or she is, was or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Corporation to procure a judgment in its favor. Pursuant to this Section, Indemnitee shall be indemnified against Expenses and amounts paid in settlement (such settlement amounts not to exceed, in the judgment of the Board, the estimated expense of litigating the Proceeding to conclusion) actually and reasonably incurred by him or on his behalf in connection with any such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation. Notwithstanding the foregoing, no indemnification against such Expenses or amounts paid in settlement shall be made in respect of any claim, issue or matter in any such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation if applicable law prohibits such indemnification unless the court in which such Proceeding shall have been brought, was brought or is pending, shall determine that

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

indemnification against Expenses or amounts paid in settlement may nevertheless be made by the Corporation.

6.   Indemnification for Expenses of Party Who is Wholly or Partly Successful.
     ------------------------------------------------------------------------

     Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses (and, when eligible hereunder, amounts paid in settlement) actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses (and, when eligible hereunder, amount paid in settlement) actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section, the term "successful, on the merits or otherwise," shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of any Proceeding against the Indemnitee without any express finding of liability or guilt against him, and (ii) the expiration of 90 days after the making of any claim or threat of a Proceeding without the institution of the same and without any promise or payment made to induce a settlement.

7.   Indemnification for Expenses as a Witness.
     -----------------------------------------

     Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

8.   Advancement of Expenses and Other Amounts.
     -----------------------------------------

     The Corporation shall advance all Expenses, judgments, penalties, fines and, when eligible hereunder, amounts paid in settlement, incurred by or on behalf of Indemnitee in connection with any Proceeding within ten (10) days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses, judgments, penalties, fines and amounts paid in settlement, incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses, judgments, penalties, fines and amounts paid in settlement advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses, judgments, penalties, fines and, when eligible hereunder, amounts paid in settlement.

9.   Procedure for Determination of Entitlement to Indemnification.
     -------------------------------------------------------------

     9.1 To obtain indemnification under this Agreement in connection with any Proceeding, and for the duration thereof, Indemnitee shall submit to the Corporation a

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

written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of any such request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

     9.2  Upon written  request by Indemnitee  for  indemnification  pursuant to
Section 9.1 hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in such case: (i) if a Change in Control shall have occurred, by Independent Counsel (unless Indemnitee shall request that such determination be made by the Board or the stockholders, in which case in the manner provided for in clauses (ii) or (iii) of this Section 9.2) in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; (ii) if a Change of Control shall not have occurred, (A) by the Board by a majority vote of a quorum consisting of Disinterested Directors, or
(B) if a quorum of the Board consisting of Disinterested Directors is not obtainable, by a majority of a committee of the Board consisting of two or more Disinterested Directors, or (C) by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee, or (D) by the stockholders of the Corporation, by a majority vote of a quorum consisting of stockholders who are not parties to the proceeding, or if no such quorum is obtainable, by a majority vote of stockholders who are not parties to such proceeding; or (iii) as provided in Section 10.2 of this Agreement. If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation
(irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

     9.3 If a Change of Control shall have occurred, Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board), and Indemnitee shall give written notice to the Corporation advising it of the identity of Independent Counsel so selected. In either event, Indemnitee or the Corporation, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, Independent Counsel so selected may not serve as Independent Counsel unless and until a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 9.1 hereof,  no  Independent  Counsel  shall have been selected and not objected to, either the Corporation or Indemnitee may petition a court of competent jurisdiction, for resolution of any objection which shall have been made by the Corporation or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by such court or by such other person as such court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 9.2 hereof. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with its actions pursuant to this Agreement, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 9.3, regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement date of any judicial proceeding pursuant to Section 11.1(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

10.  Presumptions and Effects of Certain Proceedings.
     -----------------------------------------------

     10.1 In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9.1 of this Agreement, and the Corporation shall have the burden of proof to overcome that presumption by clear and convincing evidence in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     10.2 If the person, persons or entity empowered or selected under Section 9 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within thirty (30) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) prohibition of such indemnification under applicable law; provided, however, that such 30-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith require(s) such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, however, that the foregoing provisions of this Section 10.2 shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 9.2 of this Agreement and if (A) within 15 days after receipt by the Corporation of the request for such determination the Board has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
Section 9.2 of this Agreement. In connection with each meeting at which a stockholder determination will be made, the Corporation shall solicit proxies that expressly include a proposal to indemnify or reimburse the Indemnitee. The Corporation shall afford the Indemnitee ample opportunity to present evidence of the facts upon which the Indemnitee relies for indemnification in any Corporation proxy statement relating to such shareholder determination. Subject to the fiduciary duties of its members under applicable law, the Board will not recommend against indemnification or reimbursement in any proxy statement relating to the proposal to indemnify or reimburse the Indemnitee.

     10.3 The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

     10.4 Reliance as Safe Harbor.
          -----------------------

     For purposes of this Agreement, the Indemnitee shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal Proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on (i) the records or books of account of the Corporation, or another enterprise, including financial statements, (ii) information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, (iii) the advice of legal counsel for the Corporation or another enterprise, or of an independent certified public accountant or an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent. The provisions of this Section shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth herein.

11.  Remedies of Indemnitee.
     ----------------------

     11.1 In the event that (i) a determination is made pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) the determination of indemnification is to be made by Independent Counsel pursuant to Section 9.2 of this Agreement and such determination shall not have been made and delivered in a written opinion within 60 days after receipt by the Corporation of the request for indemnification,
(iv) payment of indemnification is not made pursuant to

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

Section 7 of this Agreement within ten (10) days after receipt by the Corporation of a written request therefor, or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 9 or 10 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Florida, or in any other court of competent jurisdiction, of his or her entitlement to such indemnification or advancement of Expenses, judgments, penalties, fines or, when eligible hereunder, amounts paid in settlement. The Corporation shall not oppose Indemnitee's right to seek any such adjudication.

     11.2 In the event that a  determination  shall have been made  pursuant  to
Section 9 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

     11.3 If a determination shall have been made or deemed to have been made pursuant to Section 9 or 10 of this Agreement that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) prohibition of such indemnification under applicable law.

     11.4 The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all the provisions of this Agreement.

     11.5 In the event that Indemnitee, pursuant to this Section, seeks a judicial adjudication of his or her rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the kinds described in the definition of Expenses) actually and reasonably incurred by him in such judicial adjudication, but only if he or she prevails therein. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive less than all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication shall be appropriately prorated.

12.  Non-Exclusivity; Survival of Rights; Insurance; Subrogation; Contribution.
     -------------------------------------------------------------------------

     12.1 The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the certificate of incorporation or by-laws of the Corporation, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to any Indemnitee with respect to

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

any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

     12.2 To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

     12.3 In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are reasonably necessary to enable the Corporation to bring suit to enforce such rights.

     12.4 The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     12.5 (a) If a determination is made that Indemnitee is not entitled to indemnification, after Indemnitee submits a written request therefor, under this Agreement, then in respect of any threatened, pending or completed Proceeding in which the Corporation is jointly liability with the Indemnitee (or would be if joined in such Proceeding), the Corporation shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement by the Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Corporation on the one hand and the Indemnitee on the other hand from the transaction from which Proceeding arose, and (ii) the relative fault of the Corporation on the one hand and of the Indemnitee on the other hand in connection with the events that resulted in such Expenses, judgments, fines or amounts paid in settlement, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses, judgments, fines or amounts paid in settlement. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or any other method of allocation that does not take into account the foregoing equitable considerations.

          (b) The determination as to the amount of the contribution, if any, shall be made by:

               (i) a court of competent jurisdiction upon the applicable of both the Indemnitee and the Corporation (if the Proceeding had been brought in, and final determination had been rendered by such court);

               (ii) the Board by a majority vote of a quorum consisting of Disinterested Directors; or

               (iii)Independent Counsel, if a quorum is not obtainable for purpose of (ii) above, or, even if obtainable, a quorum of Disinterested Directors so directs.

13.  Duration of Agreement.
     ---------------------

     This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director of the Corporation, or (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses, judgments, penalties, fines or amounts paid in settlement hereunder and or any proceeding commenced by Indemnitee pursuant to
Section 11 of this Agreement. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, heirs, executors, personal representatives and administrators.

14.  Severability.
     ------------

     If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

15.  Entire Agreement.
     ----------------

     This Agreement constitutes the entire agreement between the Corporation and the Indemnitee with respect to the subject matter hereof and supercedes all prior agreements, understanding, negotiations and discussion, both written and oral, between the parties hereto with respect to such subject matter (the "Prior Agreements"); provided, however, that if this Agreement shall ever be held void or unenforceable for any reasons whatsoever, and is not reformed pursuant to
Section 14 hereof, then (i) this Agreement shall not be deemed to have superceded any Prior Agreements; (ii) all of such Prior Agreements shall be deemed to be in full force and effect notwithstanding the execution of this Agreement; and (iii) the Indemnitee shall be entitled to maximum indemnification benefits provided under any Prior Agreements, as well as those provided under applicable law, the certificate of incorporation or by-laws of the Corporation, a vote of stockholders or resolution of directors.

16.  Exception to Right of Indemnification or Advancement of Expenses.
     ----------------------------------------------------------------

     Except as provided in Section 11.5, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him against the Corporation.

17.  Covenant Not to Sue; Limitation of Actions; Release of Claims.
     -------------------------------------------------------------

     No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Corporation (or any of its subsidiaries) against the Indemnitee, his spouse, heirs, executors, personal representatives or administrators after the expiration of two (2) years from the date of accrual of such cause of action and any claim or cause of action of the Corporation (or any of its subsidiaries) shall be extinguished and deemed released unless asserted by the filing of a legal action within such two (2) year period; provided, however, that if any shorter period of limitation is otherwise applicable to any such cause of action, such shorter period shall govern.

18.  Identical Counterparts.
     ----------------------

     This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

19.  Headings.
     --------

     The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

20.  Modification and Waiver.
     -----------------------

     No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

21.  Notice by Indemnitee.
     --------------------

     Indemnitee agrees promptly to notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating any Proceeding or matter which may be subject to indemnification or advancement of Expenses, judgments, penalties, fines or amounts paid in settlement covered hereunder.

22.  Notices.
     -------

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom such notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

     If to Indemnitee, to:

          --------------------------------------------

          --------------------------------------------

          --------------------------------------------

     If to the Corporation, to:

          ParkerVision, Inc.
          8493 Baymeadows Way
          Jacksonville, Florida  32256
          Attention:  Corporate Secretary

or to such other address or such other person as Indemnitee or the Corporation shall designate in writing in accordance with this Section, except that notices regarding changes in notices shall be effective only upon receipt.

23.  Governing Law.
     -------------

     The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida applicable to contracts made and performed in that state without giving effect to the principles of conflicts of laws.

24.  Miscellaneous.
     -------------

     Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                        PARKERVISION, INC.


                                        By:
                                           --------------------------------
                                            Jeffrey L. Parker
                                            Chief Executive Officer


                                        INDEMNITEE


                                        -----------------------------------

The preceding form has been executed by the following directors and officers:

Jeffrey L. Parker
Richard L. Sisisky
David F. Sorrells
Stacie Wilf
William A. Hightower
Richard A. Kashnow
Amy L. Newmark
Todd Parker
William L. Sammons
Oscar S. Schafer
Robert G. Sterne
Cynthia L. Poehlman